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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                       March 5, 1998 (February 27, 1998)


                          Commission File No. 0-11772
                                              -------

                             NU-TECH BIO-MED, INC.
                             ---------------------
             (Exact name of registrant as specified in its charter)


            Delaware                                     25-1411971
            --------                                     ----------
(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation of organization)


476 Main Street, Suite 3-DFL, Wakefield, Rhode Island                  02879
-----------------------------------------------------                ----------
      (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (401) 789-9995



                          ---------------------------



         (Former name or former address, if changed since last report.)





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ITEM 5.     OTHER EVENTS

        By letter dated February 27, 1998, received by the Company on March 2, 1998, the Company was advised by the NASDAQ Stock Market that the Company's Common Stock was not in compliance with the new $1.00 minimum bid price requirement for continued listing of securities on the NASDAQ SmallCap Market, which became effective February 23, 1998, since the price for the Company's Common Stock for the 30 consecutive trading days immediately preceding effectiveness of the new rule was below $1.00.

        In the letter, NASDAQ informed the Company that if the Common Stock does not trade at $1.00 or above for 10 consecutive trading days at any time during the 90-day period commencing on February 27, 1998, and ending on May 28, 1998, NASDAQ will thereupon commence proceedings to delist the Common Stock from the SmallCap Market.









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                                   SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



                                                NU-TECH BIO-MED, INC.

                                            By: /s/ J. Marvin Feigenbaum
                                                ------------------------
                                                J. Marvin Feigenbaum
                                                Chairman of the Board,
                                                President, Chief Executive
                                                and Chief Financial Officer


Dated: March 5, 1998






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